UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 30, 2005
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                        07470
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                                    Address, including zip
                                                                                      code and telephone
                                  State or other                                    number, including area
                                  jurisdiction of                                   code, of registrant's
 Exact name of registrant        incorporation or        Registration No./I.R.S.           principal
as specified in its charter        organization       Employer Identification No.      executive offices
---------------------------        ------------       ---------------------------      -----------------
Building Materials                   Delaware                 333-69749-01/             1361 Alps Road
Manufacturing Corporation                                      22-3626208               Wayne, NJ 07470
                                                                                        (973) 628-3000






















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
ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 30, 2005, Building Materials Corporation of America amended the Building Materials Corporation of America 2001 Long-Term Incentive Plan (the "Plan") to extend the term of the Plan through December 31, 2007. The Plan was originally scheduled to terminate on December 31, 2005.




























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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: January 5, 2006            By: /s/ John F. Rebele
                                      -----------------------------------
                                      Name: John F. Rebele
                                      Title: Senior Vice President and
                                             Chief Financial Officer























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